UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

Vertiv Holdings Co

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Your Vote Counts!
VERTIV HOLDINGS CO 2023 Annual Meeting Vote by June 13, 2023 11:59 PM ET. For shares held in a Plan, vote by June 11, 2023 11:59 PM ET.

VERTIV HOLDINGS CO 505 N. CLEVELAND AVE. WESTERVILLE, OH 43082

D96834-P87521

You invested in VERTIV HOLDINGS CO and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholders’ meeting to be held on June 14, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholders’ meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholders’ meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1.	Elect each of the following eleven directors to our Board of Directors, each for a term of one year expiring at the 2024 annual meeting of stockholders and until such director’s successor has been duly elected and qualified.

Nominees:

1a.	David M. Cote	For

1b.	Giordano Albertazzi	For

1c.	Joseph J. DeAngelo	For

1d.	Joseph van Dokkum	For

1e.	Roger Fradin	For

1f.	Jakki L. Haussler	For

1g.	Jacob Kotzubei	For

1h.	Matthew Louie	For

1i.	Edward L. Monser	For

1j.	Steven S. Reinemund	For

1k.	Robin L. Washington	For

2.	To approve, on an advisory basis, the 2022 compensation of our named executive officers as disclosed in the Proxy Statement.	For

3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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D96835-P87521